UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 14, 2007

Keane, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	001-7516	04-2437166
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 City Square, Boston, Massachusetts	02129
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (617) 241-9200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On February 14, 2007, Keane, Inc., a Massachusetts corporation (“Keane” or the “Company”), announced its financial results for the fourth quarter and fiscal year ended December 31, 2006.  The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1                           Press Release entitled “Keane Reports Financial Results for Fourth Quarter and Fiscal Year 2006”, issued by the Company on February 14, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2007	KEANE, INC.
	By:	/s/ John J. Leahy
John J. Leahy
Executive Vice President of Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release entitled “Keane Reports Financial Results for Fourth Quarter and Fiscal Year 2006”, issued by the Company on February 14, 2007.